POWER OF ATTORNEY
                           OFFICERS AND DIRECTORS OF
                        ACCEL INTERNATIONAL CORPORATION



The undersigned officer and/or director of ACCEL International Corporation, a Delaware corporation, which anticipates filing a Form 10-K under the provisions of the Securities Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Thomas H. Friedberg and Nicholas Z. Alexander, and each of them, severally, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in any and all capacities such Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


EXECUTED this   11th  day of  March , 1996.
              -------        -------


                                    /S/ David T. Chase
                                    ------------------------------------
                                    David T. Chase
                                    Director




















                                                                       ITEM 24
                                                                       Page 94


                               POWER OF ATTORNEY
                           OFFICERS AND DIRECTORS OF
                        ACCEL INTERNATIONAL CORPORATION



The undersigned officer and/or director of ACCEL International Corporation, a Delaware corporation, which anticipates filing a Form 10-K under the provisions of the Securities Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Thomas H. Friedberg and Nicholas Z. Alexander, and each of them, severally, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in any and all capacities such Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


EXECUTED this    7th  day of  March , 1996.
              -------        -------


                                    /S/ Douglas J. Coats
                                    ------------------------------------
                                    Douglas J. Coats
                                    Director and Executive Vice President




















                                                                       ITEM 24
                                                                       Page 95


                               POWER OF ATTORNEY
                           OFFICERS AND DIRECTORS OF
                        ACCEL INTERNATIONAL CORPORATION



The undersigned officer and/or director of ACCEL International Corporation, a Delaware corporation, which anticipates filing a Form 10-K under the provisions of the Securities Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Thomas H. Friedberg and Nicholas Z. Alexander, and each of them, severally, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in any and all capacities such Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


EXECUTED this    8th  day of  March , 1996.
              -------        -------


                                    /S/ Raymond H. Deck
                                    ------------------------------------
                                    Raymond H. Deck
                                    Director




















                                                                       ITEM 24
                                                                       Page 96


                               POWER OF ATTORNEY
                           OFFICERS AND DIRECTORS OF
                        ACCEL INTERNATIONAL CORPORATION



The undersigned officer and/or director of ACCEL International Corporation, a Delaware corporation, which anticipates filing a Form 10-K under the provisions of the Securities Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Thomas H. Friedberg and Nicholas Z. Alexander, and each of them, severally, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in any and all capacities such Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


EXECUTED this   12th  day of  March , 1996.
              -------        -------


                                    /S/ Thomas H. Friedberg
                                    ------------------------------------
                                    Thomas H. Friedberg
                                    Chairman of the Board, President
                                    and Chief Executive Officer


















                                                                       ITEM 24
                                                                       Page 97


                               POWER OF ATTORNEY
                           OFFICERS AND DIRECTORS OF
                        ACCEL INTERNATIONAL CORPORATION



The undersigned officer and/or director of ACCEL International Corporation, a Delaware corporation, which anticipates filing a Form 10-K under the provisions of the Securities Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Thomas H. Friedberg and Nicholas Z. Alexander, and each of them, severally, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in any and all capacities such Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


EXECUTED this    9th  day of  March , 1996.
              -------        -------


                                    /S/ Kermit G. Hicks
                                    ------------------------------------
                                    Kermit G. Hicks
                                    Director






                                                                       ITEM 24
                                                                       Page 98


                               POWER OF ATTORNEY
                           OFFICERS AND DIRECTORS OF
                        ACCEL INTERNATIONAL CORPORATION



The undersigned officer and/or director of ACCEL International Corporation, a Delaware corporation, which anticipates filing a Form 10-K under the provisions of the Securities Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Thomas H. Friedberg and Nicholas Z. Alexander, and each of them, severally, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in any and all capacities such Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


EXECUTED this    7th  day of  March , 1996.
              -------        -------


                                    /S/ Stephen M. Qua
                                    ------------------------------------
                                    Stephen M. Qua
                                    Director




















                                                                       ITEM 24
                                                                       Page 99


                               POWER OF ATTORNEY
                           OFFICERS AND DIRECTORS OF
                        ACCEL INTERNATIONAL CORPORATION




The undersigned officer and/or director of ACCEL International Corporation, a Delaware corporation, which anticipates filing a Form 10-K under the provisions of the Securities Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Thomas H. Friedberg and Nicholas Z. Alexander, and each of them, severally, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in any and all capacities such Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


EXECUTED this    8th  day of  March , 1996.
              -------        -------


                                    /S/ Milton J. Taylor, Sr.
                                    ------------------------------------
                                    Milton J. Taylor, Sr.
                                    Director




















                                                                       ITEM 24
                                                                      Page 100


                               POWER OF ATTORNEY
                           OFFICERS AND DIRECTORS OF
                        ACCEL INTERNATIONAL CORPORATION



The undersigned officer and/or director of ACCEL International Corporation, a Delaware corporation, which anticipates filing a Form 10-K under the provisions of the Securities Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Thomas H. Friedberg and Nicholas Z. Alexander, and each of them, severally, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in any and all capacities such Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


EXECUTED this   19th  day of  March , 1996.
              -------        -------


                                    /S/ Paul R. Whitters
                                    ------------------------------------
                                    Paul R. Whitters
                                    Director




















                                                                       ITEM 24
                                                                      Page 101